                                                                    EXHIBIT 10.7

                           DAYTON SUPERIOR CORPORATION

                             MANAGER INCENTIVE PLAN
                             ----------------------

PURPOSE:                      To provide an annual incentive bonus opportunity
-------                       for selected managers.

PARTICIPANTS:                 Managers of Dayton Superior Corporation and its
------------                  subsidiaries (collectively, the "COMPANY")
                              selected by the President with the approval of the Compensation and Benefits Committee of the Board of Directors ("COMPENSATION COMMITTEE").

DETERMINATION OF
BONUS OPPORTUNITY:            Targeted incentive bonus opportunity will be a
-----------------             percentage of base salary (varying by position and
                              reflecting the level of responsibility and industry compensation levels), as recommended by the President and approved by the Compensation
                              Committee. The targeted percentage of base salary will be the midpoint between no bonus and the maximum bonus payable under the Plan.

PERFORMANCE MEASURE
COMPONENTS:                   A bonus is earned by a participating manager based
----------                    on performance in one, two or three (depending on
                              the manager's position) of the following areas:
                              (i) corporate performance, (ii) divisional performance, and (iii) individual performance. The percentage of each manager's bonus, if any, which is based on a particular component varies based on the manager's position. The measures of performance for each of the components are as follows: (i) corporate performance is measured by the Company's consolidated earnings before interest, taxes, depreciation and amortization
                              ("EBITDA") (with 70% of budgeted EBITDA being minimum performance, 100% of budgeted EBITDA being targeted performance and 120% of budgeted EBITDA being maximum performance); (ii) divisional performance is measured by divisional EBITDA, improvement in controlling divisional working capital and success in achieving other approved divisional financial goals; and (iii) individual performance is measured by the manager's achievement of individual goals approved by the President.

PAYMENT:                      Incentive bonuses generally will be paid by March
-------                       15 of the year following the year with respect to
                              which they are earned. Unless otherwise approved, a bonus will be paid only if the manager remains employed by the Company through the date the bonuses are paid.

EFFECTIVE DATE:               1998
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

                                                                    EXHIBIT 10.7

                           DAYTON SUPERIOR CORPORATION

                             MANAGER INCENTIVE PLAN
                             ----------------------

PURPOSE:                      To provide an annual incentive bonus opportunity
-------                       for selected managers.

PARTICIPANTS:                 Managers of Dayton Superior Corporation and its
------------                  subsidiaries (collectively, the "COMPANY")
                              selected by the President with the approval of the Compensation and Benefits Committee of the Board of Directors ("COMPENSATION COMMITTEE").

DETERMINATION OF
BONUS OPPORTUNITY:            Targeted incentive bonus opportunity will be a
-----------------             percentage of base salary (varying by position and
                              reflecting the level of responsibility and industry compensation levels), as recommended by the President and approved by the Compensation
                              Committee. The targeted percentage of base salary will be the midpoint between no bonus and the maximum bonus payable under the Plan.

PERFORMANCE MEASURE
COMPONENTS:                   A bonus is earned by a participating manager based
----------                    on performance in one, two or three (depending on
                              the manager's position) of the following areas:
                              (i) corporate performance, (ii) divisional performance, and (iii) individual performance. The percentage of each manager's bonus, if any, which is based on a particular component varies based on the manager's position. The measures of performance for each of the components are as follows: (i) corporate performance is measured by the Company's consolidated earnings before interest, taxes, depreciation and amortization
                              ("EBITDA") (with 70% of budgeted EBITDA being minimum performance, 100% of budgeted EBITDA being targeted performance and 120% of budgeted EBITDA being maximum performance); (ii) divisional performance is measured by divisional EBITDA, improvement in controlling divisional working capital and success in achieving other approved divisional financial goals; and (iii) individual performance is measured by the manager's achievement of individual goals approved by the President.

PAYMENT:                      Incentive bonuses generally will be paid by March
-------                       15 of the year following the year with respect to
                              which they are earned. Unless otherwise approved, a bonus will be paid only if the manager remains employed by the Company through the date the bonuses are paid.

EFFECTIVE DATE:               1998
--------------